SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 7, 2004
                                                          ---------------

                                  E-Z-EM, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

               1-11479                                11-1999504
       ------------------------            ---------------------------------
       (Commission File Number)            (IRS Employer Identification No.)

   1111 Marcus Avenue, Lake Success,  New York                  11042
   -------------------------------------------                ----------
    (Address of Principal Executive Offices)                  (Zip Code)

                                 (516) 333-8230
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

          On October 7, 2004, E-Z-EM, Inc. announced its results of operations for the quarter ended August 28, 2004. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

          (c) Exhibits

          Exhibit 99.1 Earnings release dated October 7, 2004 for the quarter ended August 28, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                E-Z-EM, Inc.
                                ---------------------------------------------
                                (Registrant)


Dated:  October 7, 2004         By: /s/ Anthony A. Lombardo
       -----------------            -----------------------------------------
                                    Anthony A. Lombardo
                                    President and Chief Executive Officer

                                  EXHIBIT INDEX

Number          Description

Exhibit 99.1 Earnings release dated October 7, 2004 for the quarter ended August 28, 2004.